                                                                    EXHIBIT 10.6

                                    ONE PLUS

                       BILLING AND INFORMATION MANAGEMENT
                               SERVICES AGREEMENT

This Billing and Information Management Services Agreement (the "Agreement") is entered into this 23rd day of January, 1996, by and between Telco Development Group of Delaware, Inc. ("TDD"), a Delaware corporation and Long Distance Wholesale Club, a Delaware corporation ("Customer") .

                                  WITNESSETH:

WHEREAS, Customer is engaged in the business of providing certain telecommunication services for which Customer desires to bill and collect for these products and services through the Local Exchange Carriers ("LECs"); and

WHEREAS, TDD has entered in Billing and Collections Agreements with certain LEC's that permits TDD to submit qualified call detail records for itself and its Customers, and

WHEREAS, TDD has put in place certain infrastructure which allows TDD to provide accounting and information management; and

WHEREAS, Customer desires to take advantage of the TDD infrastructure.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged. do hereby agree as follows:

Section 1   Definitions.
            ------------

    As used in this Agreement, the following terms shall have the meanings set forth below, unless the context otherwise requires:

    Bad Debt: See Uncollectible Amounts and Written-Off Accounts.
    ---------

    Billing Telephone Company (BTC): See Local Exchange Carrier.
    --------------------------------

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    BOC: Bell Operating Company.
    ---

    Business Day: A day other than Saturday and Sunday on which commercial banks
    -------------
    are open in the State of Virginia.

    Claim: Claim, loss, liability, damage, cost, correction and expense, and
    ------
    whether ordinary, special, consequential or otherwise.

    Casual Operator Services (OS) Telephone Traffic: Casual operator assisted
    ------------------------------------------------
    telephone calls that originate from locations where Customer is the presubscribed direct dial IXC or reseller of direct dial IXC services and the OS telephone calls are billed: (i) to the originating telephone number,
    (ii) collect to the terminating telephone number, (iii) to a third telephone number other than the originating or terminating telephone number, or (iv) to a LEC or IXC calling card.

    EMI Billing Record: Computer readable records containing the billing data
    -------------------
    for Customer's Qualifying MTS calls, in the Bellcore EMI (electronic message interface) format, for which each LEC has the capability of processing through its billing and collection systems.

    End User: A natural person, partnership, corporation, business trust, joint
    ---------
    stock company, trust, unincorporated association, joint venture, governmental agency or instrumentality, or other entity that subscribes to or uses Customer's telecommunication services.

    FCC: The Federal Communications Commission.
    ----

    Foreign Intrastate Taxes: Those applicable taxes for OS and Travel Card
    -------------------------
    calls originating and terminating in the same state but billed in another state as described in Section 9 herein.

    Independent Telephone Companies: Those LECs that are not BOCs, which
    --------------------------------
    presently include, subject to revision by TDD from time to time: General Telephone Operating Companies (GTOCs) United Telecommunications Operating Companies (United) Altel, the alliance of Independent Telephone Companies through Independent NEA Services. and U. S. Intelco.

    Interexchange Carrier (IXC): Those telephone companies, other than the LECs,
    ----------------------------
    that can provide intraLATA (where applicable) interLATA, interstate and international telecommunications service.

    LEC Processing Fees: As described in paragraph 4(c)(i) and 4(f).
    --------------------

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    Local Exchange Carrier (LEC): Any one of the local telephone companies
    -----------------------------
    providing intraLATA exchange telephone services.

    MTS (Message Telephone Services): Direct-dialed or operator assisted
    ---------------------------------
    station-to-station or person-to-person telephone calls billed: (i) to the originating telephone number, (ii) collect to the terminating telephone number, (iii) to a third telephone number other than the originating or terminating telephone number, or (iv) to an LEC calling card or an IXC travel card. "Enhanced Telecommunications Services" or "Information Services" are not considered MTS calls herein and cannot be billed under this Agreement.

    One Plus Telephone Traffic: Direct dialed telephone calls which:
    ---------------------------
    (i) originate from an equal access end office, (ii) are billed to the originating telephone number or (iii) are billed to an IXC travel card issued by Customer.

    Post Billing Adjustment or Credit: Credit or rate adjustments applied to an
    ----------------------------------
    End User's account by the LEC or by TDD.

    Qualifying Message Telephone Service (Qualifying MTS): Casual OS Telephone
    ------------------------------------------------------
    Traffic and One Plus Telephone Traffic which are not of objectionable content as set forth in paragraph 7(g) of this Agreement.

    RBOCs: Regional Bell Operating Companies.
    ------

    Submission Date: As described in paragraph 3(a).
    ---------------

    Tariffs: The rates, terms and conditions for providing intraLATA, interLATA,
    --------
    intrastate, interstate, and international telecommunication services as authorized and filed with the FCC or with state and local regulatory authorities.

    Taxes: The word "Taxes" shall mean all those taxes and tax-like surcharges
    ------
    described in paragraph 9(a) herein.

    Unbillable Records: Those EMI Billing Records that pass TDD's edits and are
    -------------------
    submitted to the LECs for billing and collection but subsequently fail the LEC's edits and are not posted to an End User's account by the LECs.

    Uncollectible Amounts: Those amounts that are billed to an End User's
    ----------------------
    account for Customer's Valid EMI Billing Records but are not collected due to the End User receiving a Post Billing Adjustment or Credit to its bill or the End User failing to pay its bill to the LEC and the account subsequently being written off as Bad Debt by the LEC.

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    TDD Rejected Records: Those EMI Billing Records that fail TDD's edits and
    ---------------------
    are returned to Customer and not submitted to the LECs for billing and collection.

    Valid EMI Billing Records: As described in paragraph 3(b).
    --------------------------

    Written-Off Accounts: Those End Users' accounts that are not paid by the End
    ---------------------
    Users and are subsequently written off as Bad Debt by the LECs.

Section 2   Scope of Agreement.
            -------------------

    Customer agrees to purchase from TDD the services described in Section 3 herein and TDD agrees to provide the services described herein to Customer at the time and in the manner, and subject to the terms and upon the conditions, set forth herein. Customer agrees that TDD shall be the exclusive sources for LEC billing and information management services in the United States and Canada for the billing telephone companies listed in Exhibit A. However, nothing contained herein shall be interpreted to prohibit Customer from contracting directly with any LEC for its own direct LEC billing and collection agreement, provided that Customer shall notify TDD of its intent at least sixty (60) days prior to activation of such agreement. As TDD enters into additional billing and collection arrangements with additional LECS, TDD will provide billing and information management services to Customer for such LECs on the same terms and conditions as contained herein.

Section 3   Billing Services.
            -----------------

(a) Submission of EMI Billing Records. Customer shall submit to TDD its EMI
    ----------------------------------
    Billing Records for its Qualifying MTS calls for TDD to submit to each LEC under contract with TDD. Customer shall be responsible for submitting to TDD EMI Billing Records that contain adequate information so that TDD and the LECs can process such EMI Billing Records. Customer shall submit it, EMI Billing Records to TDD once per week, except when Customer cannot satisfy TDD's minimum volume requirements as described in paragraph 7(f) in which case Customer shall submit its EMI Billing Records at least once per month. The cost of these submissions shall be borne by Customer. The date TDD receives Customer's EMI Billing Records will be, for those records, the "Submission Date."

(b) TDD's Edits. Upon receipt of Customer's EMI Billing Records, TDD will
    ------------
    promptly process Customer's EMI Billing Records through TDD's computer edits. Those EMI Billing Records that pass TDD's edits shall be "Valid EMI Billing Records." Those EMI

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    Billing Records that do not pass TDD's edits shall be "TDD Rejected
    Records," and TDD shall return these records to Customer.

(c) Submission to LECS. Promptly after receipt of Customer's EMI Billing Records
    ------------------
    within five (5) Business Days after such receipt for the RBOCs and GTE, or within ten (10) Business Days after such receipt for Independent Telephone
                                                         ---------------------
    Companies TDD will submit Customer's Valid EMI Billing Records to the
    ---------
    appropriate LECs.

(d) Purchase by LEC. Each LEC shall be responsible, to the extent required by
    ---------------
    its agreement with TDD, to purchase Customer's Valid EMI Billing Records.

(e) Billing and Collection by LEC. Each LEC shall be responsible, for such Valid
    -----------------------------
    EMI Billing Records purchased by the LEC, for the billing and collection of the revenue, for Customer's Qualifying, MTS calls, from End Users residing within the applicable billing area of such LEC.

(f) Printing of Customer's Name on End User's LEC Telephone Billing. Wherever
    ---------------------------------------------------------------
    possible, TDD will use its best efforts to cause each Billing Telephone Company to print Customer's name, along with the associated Valid EMI Billing Records, on each End User's telephone bill: Customer acknowledges that where the Billing Telephone Companies do not provide this service, Customer's name shall not appear on the End User's telephone bill.

Section 4   LEC Payments, Fees and Charges.
            -------------------------------

(a) Payment by LEC's: Each LEC shall make payments to TDD for Valid EMI Billing
    -----------------
    Records purchased from Customer in accordance with the LEC's billing and collection agreement with TDD.

(b) Amount Paid by LECs: The LEC shall pay to TDD the gross amount of Valid EMI
    --------------------
    Billing Records purchased by the LEC less the then-applicable fees, charges,
                                         ----
    charge backs, credits and adjustments as prescribed in its billing and collection agreement with TDD.

(c) LEC Fees, Charges, Charge Backs, Credits and Adjustments: Customer
    ---------------------------------------------------------
    acknowledges and understands that TDD and will be bound by the terms of its billing and collection agreement with each LEC with respect to each LEC's right to deduct or to reduce its collectible funds for: (i) the amount charged by each LEC for processing, billing and collecting Customer's Valid EMI Billing Records ("LEC Processing Fees"), (ii) any Unbillable Records,
    (iii) any Post-Billing Adjustments or Credits provided to End Users, (iv) any reserve for anticipated Uncollectible Amounts ("Bad Debt Holdback Reserve"), (v) any LEC Bad Debt "true-ups" (periodic true-ups between the Bad Debt Holdback Reserve and the actual Uncollectible

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    Amounts realized by the LECS). In addition, Customer shall be responsible for any data transmission and distribution fees for delivering or receiving Customer's EMI Billing Records and for any other LEC charges specifically related to billing and collecting Customer's EMI Billing Records. Customer further agrees that payment of all amounts described in this paragraph 4(c) shall be its sole responsibility and that TDD may withhold such amounts from payments to Customer. Should such amounts exceed the amounts due to Customer, such amounts shall be due and payable by Customer to TDD within ten (10) Business Days of notification by TDD of any amounts due. A schedule setting forth TDD's contractual LEC Processing Fees for each LEC is attached hereto as Exhibit C.

(d) Bad Debt Holdback Reserve: TDD will holdback or cause the LECs to holdback
    --------------------------
    an amount estimated to be sufficient to set-off any Uncollectible Amounts that may be determined after the date TDD makes its final payment to Customer for Customer's Valid EMI Billing Records billed and collected by the LEC. Any Bad Debt Holdback Reserve withheld by the LEC shall be passed through to Customer on the same percentage or the same amount as TDD was assessed by the individual LECs. However, once sufficient data becomes available to TDD from the LECs to enable TDD to determine a specific Bad Debt history attributable to Customer, the Bad Debt Holdback Reserve rate shall be based on Customer's specific historical Uncollectible Amounts. A schedule setting forth the past twelve months' average Bad Debt Holdback Reserve withheld by each LEC is attached as Exhibit B.

(e) Monthly LEC Bad Debt True-up. Between six and eighteen (6-18) months after
    -----------------------------
    TDD submits Customer's Valid EMI Billing Records to the LECs for billing and collection, the LECs will determine the actual amounts collected from the End Users and true-up the difference between this amount and the face amount of Customer's Valid EMI Billing Records purchased by the LEC. TDD will provide Customer monthly reports on Bad Debt true-ups for these differences. If the amount of these true-ups is "in favor" (positive) of Customer, TDD will remit such amount to Customer when TDD receives the true-up amount from the LECs. If the amount of these true-ups is "not in favor" (negative) of Customer, TDD will withhold such amounts from the next scheduled payment due to Customer. If the amounts due to Customer are not sufficient to satisfy such true-up amounts, such amounts shall be due and payable by Customer to TDD within ten (10) Business Days of notification by TDD of any amounts due.

(f) LEC Processing Fee Calculation. Each calendar month TDD will determine the
    -------------------------------
    number of End User bills (renderings) that were or will be required to bill Customer's Valid EMI Billing Records submitted by TDD during that month and the average number of Valid EMI Billing Records contained on each End User's bill. TDD will multiply these quantities by its contractual LEC Processing Fee schedule for each LEC to calculate the LEC Processing Fees associated with billing Customer's Valid EMI Billing Records. The LEC Processing Fee will also include any data transmission fees, distribution fees, programming

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    fees and any other charges directly associated with billing, Customer's
    Valid EMI Billing Records.

(g) End User Inquiry Investigation and Rebate. Customer shall be responsible for
    ------------------------------------------
    payment of all Post-Billing Adjustments and Credits provided to End Users by either the LEC or TDD. Such amounts may be deducted weekly from the amounts due to Customer. If the amount due to Customer is not sufficient to satisfy these amounts, then Customer shall pay to TDD such amount as is required to satisfy these amounts within ten (10) Business Days of notification by TDD of any amounts due.

(h) Rejected Records. Those EMI Billing Records that fail TDD's edits and which
    -----------------
    are not submitted to the LECs for billing, and collection, TDD Rejected Records, shall be returned to Customer at no charge. Unbillable Records rejected by the LEC, through no fault of TDD, shall be charged the same TDD Processing Fees as described in Exhibit C attached hereto.

    (i) Resubmitted EMI Billing Records: Unbillable Records which are
        --------------------------------
        resubmitted to the LECs for billing and collection shall be charged the standard TDD Processing Fees as described in Exhibit C attached hereto.

Section 5   TDD Billing Service Fees, Charges and Charge Backs.
            ---------------------------------------------------

    In addition to the LEC Processing Fees, charges, charge backs, credits and adjustments set forth in Section 4, Customer agrees to pay to TDD and TDD may deduct from amounts collected by the LECs on behalf of Customer and paid to TDD, the following TDD billing service fees, charges, charge backs, credits and assessments:

(a) A billing and information management service fee, the TDD Processing Fee, for each Valid EMI Billing Record submitted to the LECs for billing and collection by TDD. as specified in Exhibit C attached hereto,

(b) A fee for each End User inquiry, investigation and rebate handled by TDD on Customer's behalf, as specified in Exhibit C attached hereto:

(c) Any Post-Billing Adjustment or Credit amounts refunded to End Users by TDD's customer service inquiry and investigation activities, along with any LEC charges associated with making such refunds to End Users;

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(d) A charge, as specified in Exhibit C attached hereto, for any submission of
    EMI Billing Records that contains less than the minimum volume requirements of TDD for each "library code"; and

(f) Accounts Receivable Reconciliation System: Customer shall pay TDD a fee, as
    ------------------------------------------
    described in Exhibit C attached hereto. for TDD's accounts receivable reconciliation system.

    As collateral for all obligations now existing or hereafter arising from Customer to TDD, Customer hereby grants to TDD a security interest in all the following property of Customer, whether now owned or hereafter acquired or created, and all proceeds and products thereof:

(a) All amounts paid, and all amounts owing, by each LEC to TDD on accounts for Customer's Valid EMI Billing Records,

(b) All accounts owing from an End User to Customer arising from services which give rise to Customer's Valid EMI Billing Records;

(c) All amounts deposited by Customer with TDD pursuant to paragraph 13(b) hereof, and

(d) All amounts owing and all amounts to be owing from TDD to Customer.

Section 6   Payments to Customer.
            ---------------------

(a) Determination of Amount Due Customer: TDD will determine the amount
    -------------------------------------
    collected by each LEC for Customer's Valid EMI Billing Records and deduct the then-applicable fees, charges, charge backs, credits and adjustments of the LECs and/or TDD. If the amount due to Customer is not sufficient to satisfy these fees, charges, charge backs, credits and adjustments, then Customer shall pay this difference to TDD within ten (10) Business Days of notification by TDD of any amounts due.

(b) Reserves and True-Ups for Unbillable Records: TDD will reserve an amount,
    ---------------------------------------------
    from one month to the next, that is equal to Customer's prior history for Unbillable Records. TDD will recalculate Customer's historical experience quarterly from its prior three months results. Until such history can be determined for Customer, TDD will reserve two and one-half percent (2.5%) from the amount due to Customer. TDD will true-up this reserve each month when the information becomes available from the LECs. TDD will then return excess amounts to Customer or withhold additional amounts as may be required to satisfy these liabilities from the amounts due to Customer.

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(c) Payment Schedules: TDD will advance to Customer the estimated amount
    ------------------
    determined under paragraph 6(a) above within seven (7) Business Days of receipt by TDD of funds from a LEC for Customer's Valid EMI Billing Records. PROVIDED, HOWEVER, that if Customer has ceased doing business for five (5)
    -----------------
    Business Days, is the subject of a bankruptcy proceeding, or a receiver, trustee or custodian is appointed over substantially all of Customer's assets, or if Customer fails to make any deposit required by paragraph 13(b), or if TDD has reasonable grounds to believe that the fees, charges, charge backs, credits and adjustments to Customer may exceed any amount owing or to become owing from TDD to Customer, TDD may withhold payments to Customer until all such amounts have been determined and deducted from the amount owing. If the amount owing to Customer is determined not sufficient to satisfy these fees, charges, charge backs, credits and adjustments, then Customer shall pay the difference to TDD within ten (10) Business Days of notification by TDD of any amount due.

(d) Method of Payment: TDD will make all advance payments and final payments
    ------------------
    due to Customer, using ACH wire transfer each Tuesday or the first Business Day following Tuesday should Tuesday not fall on a Business Day, based on the schedule described in paragraph 6(c) herein.

(e) Accounting for Funds: Funds received from the LECs for Customer's Valid EMI
    ---------------------
    Billing Records, less applicable fees, charges, charge backs, credits and adjustments, shall be deposited and held by TDD in a common account until such time as the amount determined to be due Customer is paid to Customer. TDD will maintain an accounting of the balance owing or to be owing by TDD to Customer of such amounts deposited and held by TDD.

Section 7   Customer's Obligations.
            -----------------------

The Customer agrees as follows.

(a) Cooperation by Customer: Customer agrees to cooperate with TDD to the
    ------------------------
    fullest extent possible and to the best of Customer's ability to facilitate the provisioning of services described in Section 3 herein. Such cooperation shall include, but shall not be limited to, the following

    (i) Supplying TDD with Customer's identification codes, any and all certifications of regulatory authority necessary for Customer to offer its services, and any other information and documents necessary or helpful to TDD; and

    (ii) Supplying TDD with all technical information and assistance with testing that may be necessary or helpful to TDD in providing its services herein.

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(b) Applicable Approvals and Compliance with Law: Customer shall obtain and keep
    ---------------------------------------------
    current all applicable federal, state and local licenses, certifications and approvals and shall fully comply with, and has full responsibility to comply with, all other applicable federal, state and local regulations, laws, rules and Tariffs. Customer agrees that TDD shall not assume any responsibility for such compliance whatsoever. Customer acknowledges and understands that certain LEC billing systems contain edits and screens that "block"
    Customer's EMI Billing Records from being billed to End Users until TDD can demonstrate to such LECs that Customer has proper authority for providing its services to the End User. Customer further acknowledges and understands that it may take as long as sixty (60) days after notification to the LECs of such authority before the LECs will begin billing Customer's EMI Billing Records. Therefore, TDD will not be responsible for billing Customer's EMI Billing Records for services provided prior to the LECs removing their regulatory edits and screens from their billing systems.

(c) Validation: Customer shall validate all collect, third party and calling
    -----------
    card billed MTS calls using the LECs' LIDBs (line information data bases) or some other alternative validation method that is acceptable to the LECs and to TDD.

(d) Completed Calls: Customer acknowledges and agrees that where required,
    ----------------
    Customer shall be in compliance with the FCC's order to determine call connection using, hardware or software "answer detection." Customer further agrees that it will submit to TDD only those EMI Billing Records for calls that represent valid, completed calls as defined in Exhibit D attached hereto.

(e) Aged EMI Billing Records: Customer shall not submit EMI Billing Records to
    -------------------------
    TDD that are more than ninety (90) days old or that exceed the "age of toll" acceptable by the LECs, whichever is less.

(f) Minimum Transmission Volumes: Customer shall not submit to TDD fewer than
    -----------------------------
    ten thousand (10,000) EMI Billing Records per "library code" in any transmission of its EMI Billing Records. The minimum TDD Processing, Fee as set forth in Exhibit C attached hereto, shall apply if this minimum volume per transmission is not met.

(g) Objectionable Content: Customer agrees, as a condition of TDD's performance
    ----------------------
    under this Agreement, that TDD can not and will not provide billing and information management services which TDD in its sole discretion deems harmful, damaging or against public policy, including, but not limited to:

    (i)     Services which explicitly or implicitly refer to sexual conduct;

    (ii)    Services which contain indecent, obscene or profane language;

    (iii) Services which allude to bigotry, racism, sexism or other forms of discrimination,

    (iv) Services which through advertising, content or delivery are deceptive, or that may take unfair advantage of minors or the general public;

    (v) Services which are publicly accessible, multi-party connections commonly known as "gab" or "chat" services;

    (vi) Services which are prohibited by Federal, state, or local laws or Tariffs, or

    (vii) Services which individual LECs exclude from the "types" of services or products for which their policies permit them to bill and collect.

(h) No Other Billing Arrangement: Customer warrants that the EMI Billing Records
    -----------------------------
    submitted and to be submitted by Customer to TDD pursuant to this Agreement are not and will not be subject to any other valid or existing billing and
        ---          ---
    collection agreement, have not been billed previously and will not be billed
                               ---
    by another party following their submission by Customer to TDD.

    (i) Customer shall limit the number of EMI Billing Records for Casual OS Telephone Traffic to not more than ten percent (10%) of the total EMI Billing Records submitted to TDD on any given transmission.

Section 8   Protection of Confidential Information.
            ---------------------------------------

    As used herein, "Confidential Information" shall mean (a) proprietary information, (b) information marked or designated as confidential,
    (c) information otherwise disclosed in a manner consistent with its confidential nature, (d) information of one party, whether or not in written form and whether or not designated as confidential, that is known or should reasonably be known by the other party as being, treated as confidential, and (e) information submitted by one party to the second party where the second party knows or reasonably should know that the first party is obligated to keep the information confidential. The parties hereto expressly recognize and acknowledge that, as a result of the provision of services pursuant to this Agreement, Confidential Information which may be proprietary to each party must or may be disclosed to the other. Each party hereby agrees that it will make no disclosure of Confidential Information provided under this Agreement without the

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    prior written consent of the other party. Additionally, each party shall restrict disclosure of said information to its own employees, agents or independent contractors to whom disclosure is necessary and who have agreed to be bound by the obligations of confidentiality hereunder. Such employees, agents or independent contractors shall use reasonable care, but not less care than they use with respect to their own information of like character, to prevent disclosure of any Confidential Information. Nothing contained in this Agreement shall be considered as granting or conferring rights by license or otherwise in any Confidential Information disclosed.

Section 9   Taxes.
            ------

(a) Calculation of Telecommunications Taxes: TDD shall be responsible for
    ----------------------------------------
    calculating or will use its best efforts to cause the LECs to calculate the following taxes applicable to each MTS call and allow them to be passed through to the End User, such taxes being referred to herein collectively as "Taxes": Federal excise tax, any state and local sales taxes or tax-like charges, or any Foreign Intrastate Taxes or foreign tax-like charges. Notwithstanding the foregoing, Customer acknowledges and agrees it is responsible for compliance with all taxing requirements; therefore, Customer shall promptly notify TDD of any tax or tax-like surcharges and the associated rates that apply to Customer's MTS calls in any special jurisdiction.

(b) Billing and Collection of Taxes: TDD will, for the benefit of and on behalf
    --------------------------------
    of Customer, use its best efforts to cause the LECs to bill End Users for all Taxes. Customer acknowledges and agrees that TDD is acting merely as Customer's agent with respect to arranging for the billing and collection of Taxes, and in no event shall TDD be entitled to retain or receive from Customer. or from any End User, any statutory fee or share of Taxes to which the person collecting the same may be entitled under applicable law.

(c) Tax Exempt Status for End Users: TDD will have the authority, on behalf of
    --------------------------------
    Customer, to authorize the LECs to calculate Taxes in the same manner as the LECs calculate Taxes for their End Users and to authorize the LECs to establish the tax exempt status of End Users in the same manner as the LECs establish such status for their End Users. If Customer's MTS calls are exempt from Federal, state and local Taxes or tax-like charges, Customer shall so indicate on each EMI Billing Record submitted to TDD.

(d) Filing and Payment of Taxes: Based upon the information calculated by TDD
    ----------------------------
    and/or received from the LECs with respect to Taxes assessed, billed and collected by the LECs, TDD will, on behalf of Customer, prepare and file in a timely manner with the applicable taxing authorities all returns covering Taxes, and will, on behalf of Customer, but only to the extent of amounts otherwise owing from TDD to Customer, pay in full and promptly remit to such taxing authorities all Taxes owed thereto. Upon written request, TDD will provide to Customer copies of any and all tax returns and other applicable information relating to the payment of Taxes by TDD within thirty (30) days after being filed and paid by TDD.

(e) Hold Harmless: Customer shall indemnify and hold TDD and its employees,
    --------------
    agents and representatives free and harmless from and against any Claim (including, without limitation, reasonable attorneys' fees and court costs) relating to or arising out of any Taxes, penalties, interest, additions to tax, surcharge or other amounts to which TDD may be subject or incur, relating to or arising out of (i) TDD's reliance upon any calculations, determinations or other directives, or lack thereof, given by Customer to TDD with respect to the calculation, assessment, billing, and/or collection of any Taxes contemplated by this Agreement; or (ii) a determination by the Internal Revenue Service or any other taxing authority that any amount paid by TDD pursuant to paragraph 9(d) above with respect to Taxes was insufficient, except in the event such insufficiency was the result of negligence on the part of TDD; provided, however, that Customer shall not be required to indemnify TDD or the employees, agents and representatives thereof for any loss, damage, Claim, cause of action or other liability to the extent, but only to the extent, caused by the gross negligence or willful misconduct of TDD.

(f) Billed Taxes: Customer shall be responsible for the payment of any
    -------------
    additional Taxes or tax-like charges assessed against TDD based on the revenues collected by TDD from Customer's Valid EMI Billing Records, "Billed Taxes" under this Agreement, excluding Federal and state income Taxes.

Section 10  Force Majeure.
            --------------

    TDD shall not be held liable for any delay or failure in performance of any part of this Agreement or Exhibits attached hereto from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

Section 11  Limitation of Liability.
            ------------------------

(a) TDD will use its best efforts at all times to provide prompt and efficient service; however, TDD makes no warranties or representations regarding the services except as specifically stated in this paragraph 11(a). TDD will use due care in processing all work submitted to it by customer and agrees that it will, at its expense, correct any errors which are due solely to malfunction of TDD's computers, operating systems or programs or errors by TDD's employees or agents. Correction shall be limited to reprocessing Customer's EMI Billing Records. TDD will not be responsible in any manner for failures of, or errors in, proprietary systems and programs other than TDD, nor shall TDD be liable for errors or failures of Customer's software or operational systems. THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER WARRANTIES, AND CUSTOMER HEREBY WAIVES ALL OTHER WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE. Should there be any failure in performance or errors or omissions by TDD with respect to the information being processed and being submitted to the LECs for billing and collection, TDD's liability shall be limited to using its best efforts to correct such failure. In no event, except as specifically set forth herein, shaIl TDD be liable to Customer or any third parties (including Customer's customers) for any Claim even if TDD has been advised of the possibility of such Claim.

(b) Due to the nature of the services being performed by TDD, Customer agrees that in no event will TDD be liable for any Claim caused by TDD's performance or failure to perform hereunder which is not reported by Customer in writing to TDD within thirty (30) days of such performance or failure to perform.

(c) Customer shall indemnity and save harmless TDD from and against any Claim assorted against TDD by third parties and arising out of Customer's use of the services provided under this Agreement, unless such Claim arises out of the willful misconduct or gross negligence of TDD.

Section 12  Term of Agreement.
            ------------------

    The initial term of this Agreement shall begin on the date on page 1 of this Agreement or the date Customer begins submitting its EMI Billing Records to TDD, whichever is later, and continue in full force and effect for a minimum period of one (1) year from such date unless terminated in accordance with paragraph 14(b)(i) and shall automatically renew for successive periods of one (1) year unless terminated by written notice from either party at least sixty (60) days prior to the scheduled expiration date.

Section 13  Expiration or Termination.
            --------------------------

(a) Payment Upon Expiration or Termination: Upon the expiration or termination
    ---------------------------------------
    of this Agreement for any reason, Customer agrees to satisfy, when or before due, any and all of its obligations arising under this Agreement.

(b) Deposit for Charges: Customer acknowledges and understands that certain LEC
    --------------------
    charges for Uncollectible Amounts, Bad Debt true-ups and Post-Billing Adjustments and Credits which are determined by the LECs are sometimes not provided to TDD for a period of up to eighteen (18) months after the final processing of Customer's EMI Billing Records by TDD on behalf of Customer. Customer further acknowledges and agrees that payment of these amounts shall be its sole responsibility. To ensure such payments, Customer shall, at the expiration or termination of this Agreement for any reason, deposit with TDD an amount equal to two and one-half percent (2.5%) of the face amount of Customer's gross billings for the prior twelve (12) months, or such other amount as is estimated by TDD, based on Customer's prior history, necessary to satisfy such charges. Such deposited amount shall be used by TDD to pay Uncollectible Amounts, Bad Debt true-ups, Post-Billing Adjustments and Credits and other charges incurred on behalf of Customer for billing and collecting Customer's EMI Billing Records submitted by Customer to TDD during the term of this Agreement. Each quarter TDD will reexamine the amount of funds deposited and make such adjustments as TDD estimates may be necessary to satisfy the aforementioned charges. TDD will provide Customer with proper documentation to substantiate charges attributable to Customer on the same and consistent method as TDD determines such charges for all of its customers. At the end of eighteen (18) months from the expiration or termination date, TDD will return all unused amounts to Customer.

(c) Remaining Liability: Notwithstanding the foregoing, the deposit of such
    --------------------
    amounts does not relieve or waive Customer's responsibility and obligation to pay its obligations to TDD including, without limitation, any and all fees, charges, charge backs, credits and adjustments associated with billing and collecting its EMI Billing Records. In the event such associated fees, charges, charge backs, credits and adjustments exceed the amount of the deposit described in paragraph 13(b), Customer shall remit to TDD such additional amounts as are required to satisfy Customer's obligations under this Agreement to TDD within ten (10) Business Days of notification by TDD of any such amounts due.

(d) Savings Clause: Except as otherwise provided herein, expiration or
    ---------------
    termination of this Agreement under this Section 13 shall terminate all further rights and obligations of the parties hereunder, provided that:

    (i) Neither TDD nor Customer shall be relieved of its respective obligations to pay any sums of money due or to become due or payable or accrued under this Agreement;

    (ii) If such expiration or termination is a result of a default hereunder or a breach hereof by a party hereto, the other party shall be entitled to pursue any and all rights and remedies it has to redress such default or breach in law or equity, subject to Sections 11 & 14 hereof; and

    (iii) The provisions of Sections 8 and 9 hereof, except paragraph 9(b), shall survive the expiration or termination of this Agreement.

Section 14  Default and Remedies.
            ---------------------

(a) Default: Either Party shall be in default hereunder if it:
    --------

    (i) Fails to make any payment specified hereunder when or before due and such failure continues for five (5) Business Days after written notice;

    (ii) Breaches any other material covenant or undertaking contained in this Agreement and fails to remedy such breach within thirty (30) Business Days after written notice thereof from the non-defaulting party; or

    (iii) Files, or there is filed against it, any voluntary or involuntary proceeding under the Bankruptcy Code, or makes an assignment for the benefit of creditors, dissolves, ceases to conduct business for three (3) Business Days, resorts to any insolvency law, declares that it is unable to pay its debts as they mature or if a receiver, trustee or custodian is appointed over, or an execution, attachment, or levy is made upon, all or any material part of the property of such party.

(b) Remedies: Time is of the essence of this Agreement. In the event of any
    ---------
    default hereunder; the non-defaulting party shall have the following rights and remedies:

    (i) To terminate or cancel this Agreement, subject to the provisions of paragraph 13(d), by giving written notice thereof to the defaulting party;

    (ii) To declare all amounts due under this Agreement from the defaulting party to the non-defaulting party to be immediately due and payable;

    (iii) To withhold, setoff and retain, until all obligations of Customer to TDD have been satisfied in full, any and all amounts which may otherwise be due and payable to

            Customer under this Agreement and apply such amounts to any balance due or to become due from Customer to TDD.

    (iv) All rights and remedies allowed by the applicable Uniform Commercial Code;

    (v) All other rights and remedies allowed by this Agreement and under applicable law; and

    (vi) All rights and remedies shall be cumulative and can be exercised separately or concurrently.

Section 15  Amendments; Waivers.
            --------------------

    No modification, amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such modification, amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver or such term, right or condition.

Section 16  Assignment.
            -----------

    (a) By Customer or TDD. Assignment by Customer or TDD of any right,
        -------------------
        obligation or duty or of any other interest hereunder, in whole or in part, shall require consent by both parties. Such consent shall not be unreasonably withheld by either party.

    (b) Generally. All rights, obligations, duties and interests of any party
        ----------
        under this Agreement shall inure to the benefit of and be binding on all successors in interest and assigns of such party and shall survive any acquisition, merger, reorganization or other business combination to which it is a party.

Section 17  Notices and Demands.
            --------------------

    (a) How Notice Given. Except as otherwise provided under this Agreement, all
        -----------------
        notices, demands and requests which may be given by any party to the other party shall be in writing and shall be: (i) delivered in person;
        (ii) mailed, postage prepaid, registered or certified return receipt requested; (iii) placed in the hands of a national overnight delivery service or (iv) sent by facsimile transmission to the recipient's facsimile machine, with an extra copy immediately following by first class mail; and addressed as follows:

                                   If to TDD:

                      Telco Development Group of Delaware
                          Attention: Mr. Bryan Rachlin
                          4219 Lafayette Center Drive
                              Chantilly, VA 22021
                           Telephone: (703) 631-5628
                              FAX: (703) 803-3430

                                If to Customer:

                          Long Distance Wholesale Club
                          Attention: Thomas J. Cirrito
                       1401 Wilson Boulevard, Suite 1100
                              Arlington, VA 22209
                            Telephone: (703) 741-7700
                              FAX: (703) 741-7707

        If personal delivery is selected as the method of giving notice under this Section, a receipt for such delivery shall be obtained. The address to which such notices, demands, requests, elections or other communications may be given by either party may be changed by written notice given by such party to the other party pursuant to this Section 17.

    (b) When Notice Effective: Except as otherwise expressly provided herein,
        ----------------------
        all such notices shall be effective upon receipt if delivered by hand, facsimile, national overnight delivery service, certified or registered mail and otherwise five (5) Business Days after placement in the U.S. Mails.

Section 18  No Third-party Beneficiaries.
            -----------------------------

        This Agreement shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 19  Governing Law.
            --------------

        This Agreement shall be deemed to be a contract made under the laws of the State of Virginia, and the construction, interpretation and performance of this Agreement and all transactions hereunder shall be governed by the domestic laws of such State.

Section 20  Entire Agreement.
            -----------------

        This Agreement constitutes the entire and exclusive Agreement between the parties and supersedes all prior or contemporaneous agreements, and oral or written representations, between them.

Section 21  Execution in Counterparts.
            --------------------------

        This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same document.

Section 22  Headings.
            ---------

        The headings in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.





Section 23  Arbitration
            -----------

        Any controversy, dispute or Claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof, shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in the Washington D.C. Metropolitan Area pursuant to the rules of the American Arbitration Association. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Virginia shall govern. The arbitration tribunal shall consist of three arbitrators. The party initiating arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second in the answer thereto within 15 days of receipt of the request. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the fifteen day period, or if the arbitrators named by the parties fall to agree on the third arbitrator within thirty days, the Office of the American parties fall to agree on the third arbitrator within thirty days, the Office of the American Arbitration Association in Washington, D.C. shall make the necessary appointments of such arbitrator(s). The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in the courts of the State of Virginia or the United States of America for the Eastern District of the State of Virginia. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first set forth above.


Telco Development Group of Delaware, Inc. The Long Distance Wholesale Club, Inc.
                                          ------------------------------

   By: /s/ Bryan K. Rachlin                  By: /s/ Thomas J. Cirrito
       --------------------                      ---------------------

 Name: Bryan K. Rachlin                    Name: Thomas J. Cirrito

Title: President                          Title: President

 Date: 1/23/96                             Date: 1/23/96
       -------                                   -------

                                  EXHIBIT "A"
                          BILLING TELEPHONE COMPANIES

( 1)  Pacific Bell
( 2)  Illinois Bell Telephone Co.
( 3)  Michigan Bell Telephone Co.
( 4)  Ohio Bell Telephone
( 5)  New Jersey Bell Telephone Co.
( 6)  Diamond State Telephone Co.
( 7)  Bell of Pennsylvania
( 8)  Chesapeake & Potomac Telephone Co. of Washington, D.C.
( 9)  Chesapeake & Potomac Telephone Co. of Maryland
(10)  Chesapeake & Potomac Telephone Co. of Virginia
(11)  Chesapeake & Potomac Telephone Co. of West Virginia
(12)  Southwestern Bell
(13)  South Central Bell
(14)  Southern Bell
(15)  Indiana Bell Telephone
(16)  Wisconsin Bell
(17)  GTE-Florida
(18)  GTE-Southwest
(19)  GTE-South
(20)  GTE-North (Formally Midwest)
(21)  United Telephone-Florida
(22)  Contel West
(23)  Contel Central
(24)  Contel East

NOTE: NPK-NXX list (On-Net File) of above BTCs will be furnished to Customer quarterly. Format and media (i.e., reel-to-reel magnetic tape, diskette or electronic bulletin board), to be mutually agreed upon by both parties.

                              COMPANY CONFIDENTIAL

                                  EXHIBIT "B"
                     TELCO DEVELOPMENT GROUP OF DELAWARE'S
                              CONTRACTUAL LEC COST


LEC#     COMPANY NAME                       BILL RENDERING     CALL RECORDS
- ----     ------------                       --------------     ------------

                                            INTER    INTRA    INTER    INTRA
                                            STATE    STATE    STATE    STATE
         BELL OPERATING COMPANIES:
9102     NEW ENGLAND TELEPHONE              0.8600   0.8600   0.0100   0.0100
9104     NEW YORK TELEPHONE                 0.8600   0.8600   0.0100   0.0100
9206     NEW JERSEY BELL                    0.3300   0.3300   0.0240   0.0240
9208     PENNSYLVANIA BELL                  0.3300   0.3300   0.0240   0.0240
9210     DIAMOND STATE                      0.3300   0.3300   0.0240   0.0240
9211     C&P WASHINGTON, DC                 0.3300   0.3300   0.0240   0.0240
9212     C&P MARYLAND                       0.3300   0.3300   0.0240   0.0240
9213     C&P VIRGINIA                       0.3300   0.3300   0.0240   0.0240
9214     C&P WEST VIRGINIA                  0.3300   0.3300   0.0240   0.0240
9321     OHIO BELL                          0.3230   0.3230   0.0500   0.0500
9323     MICHIGAN BELL                      0.3230   0.3230   0.0500   0.0500
9325     INDIANA BELL                       0.3230   0.3230   0.0500   0.0500
9327     WISCONSIN BELL                     0.3230   0.3230   0.0500   0.0500
9329     ILLINOIS BELL                      0.3230   0.3230   0.0500   0.0500
9348     CINCINNATI BELL - PENDING          0.0000   0.0000   0.0000   0.0000
9417     SOUTHERN BELL:
         NORTH CAROLINA                     0.3690   0.3600   0.0267   0.0610
         FLORIDA                            0.3690   0.0000   0.0267   0.0210
         GEORGIA                            0.3690   0.3600   0.0267   0.0700
         SOUTH CAROLINA                     0.3690   0.3600   0.0267   0.0700
9419     SOUTH CENTRAL BELL:
         LOUISIANA                          0.3690   0.2900   0.0267   0.0560
         TENNESSEE                          0.3690   0.2900   0.0267   0.0560
         ALABAMA                            0.3690   0.2900   0.0267   0.0560
         KENTUCKY                           0.3690   0.2900   0.0267   0.0560
         MISSISSIPPI                        0.3690   0.2900   0.0267   0.0560
9533     SOUTHWESTERN BELL:
         TEXAS                              0.2740   0.2740   0.0190   0.0233
         MISSOURI                           0.2740   0.2740   0.0190   0.0250
         KANSAS                             0.2740   0.2740   0.0190   0.0190
         ARKANSAS                           0.2740   0.2740   0.0190   0.0190
         OKLAHOMA                           0.2740   0.2740   0.0190   0.0190
9631     US WEST                            0.3600   0.3600   0.0200   0.0200
9636     US WEST                            0.3600   0.3600   0.0200   0.0200
9638     US WEST                            0.3600   0.3600   0.0200   0.0200
9740     PACIFIC BELL                       0.2170   0.2170   0.0110   0.0110
9742     NEVADA BELL                        0.4500   0.8500   0.0350   0.0910

COMPANY CONFIDENTIAL

                                  EXHIBIT "B"
                     TELCO DEVELOPMENT GROUP OF DELAWARE'S
                              CONTRACTUAL LEC COST


LEC#     COMPANY NAME                       BILL RENDERING     CALL RECORDS
- ----     ------------                       --------------     ------------

                                            INTER    INTRA    INTER    INTRA
                                            STATE    STATE    STATE    STATE
4000     CONTEL COMPANIES
         MISSOURI                           0.0762   0.0762   0.0012   0.0012
         ARKANSAS                           0.0762   0.0762   0.0012   0.0012
         CALIFORNIA                         0.0762   0 O762   0.0012   0.0012
         NEVADA                             0.0762   0.0762   0.0012   0.0012
         OREGON                             0.0762   0.0762   0.0012   0.0012
         WASHINGTON                         0.0762   0.0762   0.0012   0.0012
         IDAHO                              0.0762   0.0762   0.0012   0.0012
         INDEPENDENTS
         ALLTEL CORPORATION:
9901     ALABAMA                            0.6050   0.6050   0.0350   0.0350
         ARKANSAS                           0.6050   0.6050   0.0350   0.0350
         FLORIDA                            0.6050   0.6050   0.0350   0.0350
         GEORGIA                            0.6050   0.6050   0.0350   0.0350
         ILLINOIS                           0.6050   0.6050   0.0350   0.0350
         INDIANA                            0.6050   0.6050   0.0350   0.0350
         KENTUCKY                           0.6050   0.6050   0.0350   0.0350
         MICHIGAN                           0.6050   0.6050   0.0350   0.0350
         MISSOURI                           0.6050   0.6050   0.0350   0.0350
         MISSISSIPPI                        0.6050   0.6050   0.0350   0.0350
         NORTH CAROLINA                     0.6050   0.6050   0.0350   0.0350
         NEW YORK                           0.6050   0.6050   0.0350   0.0350
         OHIO                               0.6050   0.6050   0.0350   0.0350
         OKLAHOMA                           0.6050   0.6050   0.0350   0.0350
         PENNSYLVANIA                       0.6050   0.6050   0.0035   0.0350
         SOUTH CAROLINA                     0.6050   0.6050   0.0350   0.0350
         TENNESSEE                          0.6050   0.6050   0.0350   0.0350
         TEXAS                              0.6050   0.6050   0.0350   0.0350
         WEST VIRGINIA                      0.6050   0.6050   0.0350   0.0350
9902     CENTEL - 1 EAST
         VIRGINIA                           0.3900   0.3900   0.0900   0.0900
         NORTH CAROLINA                     0.3900   0.3900   0.0900   0.0900
         FLORIDA                            0.3980   0.3900   0.0900   0.0900
9903     CENTEL - 2 MIDWEST
         TEXAS                              0.3900   0.3900   0.0900   0.0900
         NEVADA                             0.3900   0.3900   0 0900   0 0900
         ILLINOIS                           0.3900   0.3900   0.0900   0.0900
9904     CAROLINA TELEPHONE & TELEGRAPH     0.3900   0.3900   0.0900   0.0900


COMPANY CONFIDENTIAL

                                  EXHIBIT "B"
                     TELCO DEVELOPMENT GROUP OF DELAWARE'S
                              CONTRACTUAL LEC COST


LEC#     COMPANY NAME                       BILL RENDERING     CALL RECORDS
- ----     ------------                       --------------     ------------

                                            INTER    INTRA    INTER    INTRA
                                            STATE    STATE    STATE    STATE
         GTE COMPANIES:
169      GTE OF PENNSYLVANIA                0.0762   0.0762   0.0120   0.0120
328      GTE OF FLORIDA                     0.0476   0.0670   0.0120   0.0120
479      GTE OF SOUTH:
         NORTH CAROLINA                     0.0634   0.0634   0.0120   0.0120
         SOUTH CAROLINA                     0.0634   0.0634   0.0120   0.0120
         GEORGIA                            0.0634   0.0634   0.0120   0.0120
         TENNESSEE                          0.0634   0.0634   0.0120   0.0120
         WEST VIRGINIA                      0.0634   0.0634   0.0120   0.0120
         ALABAMA                            0.0634   0.0634   0.0120   0.0120
         KENTUCKY                           0.0634   0.0634   0.0120   0.0120
615      GTE OF OHIO                        0.0762   0.0762   0.0120   0.0120
695      GTE OF MICHIGAN                    0.0762   0.0762   0.0120   0.0120
772      GTE OF INDIANA                     0.0762   0.0762   0.0120   0.0120
886      GTE OF WISCONSIN                   0.0762   0.0762   0.0120   0.0120
1015     GTE OF ILLINOIS                    0.0762   0.0762   0.0120   0.0120
1186     GTE OF NORTH:
         NEBRASKA                           0.0762   0.0762   0.0120   0.0120
         IOWA                               0.0762   0.0762   0.0120   0.0120
         MINNESOTA                          0.0762   0.0762   0.0120   0.0120
         MISSOURI                           0.0762   0.0762   0.0120   0.0120
2080     GTE OF SOUTHWEST
         ARKANSAS                           0.0762   0.0762   0.0120   0.0120
         NEW MEXICO                         0.0762   0.0762   0.0120   0.0120
         OKLAHOMA                           0.0762   0.0762   0.0120   0.0120
         TEXAS                              0.0762   0.0762   0.0120   0.0120
2319     GTE OF CALIFORNIA                  0.0762   0.0762   0.0120   0.0120
2416     GTE OF NORTHWEST
         WASHINGTON                         0.0762   0.0762   0.0120   0.0120
         OREGON                             0.0762   0.0762   0.0120   0.0120
         IDAHO                              0.0762   0.0762   0.0120   0.0120
         MONTANA                            0.0762   0.0762   0.0120   0.0120
         CALIFORNIA                         0.0769   0.0762   0.0120   0.0120
3100     GTE OF HAWAII                      0.0762   0.0762   0.0120   0.0120
         VIRGINIA                           0.0634   0.0634   0.0120   0.0120


COMPANY CONFIDENTIAL

                                  EXHIBIT "B"
                     TELCO DEVELOPMENT GROUP OF DELAWARE'S
                              CONTRACTUAL LEC COST


LEC#     COMPANY NAME                       BILL RENDERING     CALL RECORDS
- ----     ------------                       --------------     ------------

                                            INTER    INTRA    INTER    INTRA
                                            STATE    STATE    STATE    STATE
9907     UNITED TELEPHONE - MIDWEST
         NEBRASKA                           0.3900   0.3900   0.0900   0.0900
         WYOMING                            0.3900   0.3900   0.0900   0.0900
         TEXAS                              0.3900   0.3900   0.0900   0.0900
         SOUTH EAST KANSAS                  0.3900   0.3900   0.0900   0.0900
         MISSOURI                           0.3900   0.3900   0.0900   0.0900
         UTC OF SOUTHCENTRAL
         KANSAS                             0.3900   0.3900   0.0900   0.0900
         ARKANSAS                           0.3900   0.3900   0.0900   0.0900
         IOWA                               0.3900   0.3900   0.0900   0.0900
         MISSOURI                           0.3900   0.3900   0.0900   0.0900
         MINNESOTA                          0.3900   0.3900   0.0900   0.0900
9909     UNITED TELEPHONE - INDIANA         0.3900   0.3900   0.0900   0.0900
9910     UNITED TELEPHONE - OHIO            0.3900   0.3900   0.0900   0.0900
9911     UNITED TELEPHONE - SOUTHEAST:
         SOUTH CAROLINA                     0.3900   0.3900   0.0900   0.0538
         TENNESSEE                          0.3900   0.3900   0.0278   0.0219
         VIRGINIA                           0.3900   0.3900   0.0599   0.0395
9912     UNITED TELEPHONE - FLORIDA         0.2680   0.0000   0.0100   0.0666
9913     UNITED TELEPHONE - NORTHWEST:
         OREGON                             0.3900   0.3900   0.0900   0.0900
         WASHINGTON                         0.3900   0.3900   0.0900   0.0900
9915     UNITED - EASTERN GROUP
         PENNSYLVANIA                       0.3900   0.3900   0 0900   0.0900
         NEW JERSEY                         0.3900   0.3900   0.0900   0.0900


COMPANY CONFIDENTIAL

                                  Exhibit "C"
                                    PRICING

(1)   Clearinghouse Processing Fees

      Volume            RATE/CDR - 1 Year         2 Year          3 Year
      ------            -----------------         ------          ------
      0 - 100,000       LEC Charge + $0.0393      $0.0393         $0.0393
      Next 100,000      LEC Charge + $0.0363      $0.0343         $0.0320
      Next 200,000      LEC Charge + $0.0338      $0.0318         $0.0295
      Next 1,000,000    LEC Charge + $0.0318      $0.0298         $0.0275
      Next 3,600,000    LEC Charge + $0.0303      $0.0283         $0.0260
      All Remaining     LEC Charge + $0.0293      $0.0273         $0.0250

      TDD's most favored Processing Fees are in addition to the TDD's contractual LEC Processing Fees as outlined in Exhibit B attached hereto which are calculated monthly as described in paragraph 4(f) hereof

      If Customer elects an initial term of this Agreement of two (2) or three
      (3) years, Customer acknowledges and agrees to pay a minimum monthly processing fee of at least $3,930/month (100,000 records/month times $.0393/record), for the entire two (2) or three (3) year term of the Agreement.

(2)   End User Customer Service Inquiry, Investigation and Rebate:
      TDD will perform End User customer service inquiry, investigation and rebate for those areas where the LEC billing and collection agreements provide for such. Customer will be charged a total of $2.50 for each customer service inquiry, investigation or rebate handled by TDD on behalf of Customer.

(3)   Minimum TDD Processing Fee per Transmission:
      For each submission of EMI Billing Records to TDD, Customer shall pay a minimum TDD Processing Fee per library code of five hundred eighty-five dollars $585.

(4)   Accounts Receivables Reconciliation System:
      Customer shall pay an Initial, one-time fee for TDD's accounts receivable reconciliation system. The charge is one thousand five hundred dollars ($1,500) for the first library code and five hundred dollars ($500) for each additional library code. There is no charge for weekly accounts receivable status updates.

* TDD's extended term processing fees are applied separately to the monthly volume of EMI billing records processed for each library code assigned to Customer. However, at Customer's option TDD will aggregate the total volume of call records submitted under each library code to calculate the combined volume to determine the TDD processing fee. Should Customer so elect, Customer must submit to TDD its election in a letter signed by an owner or officer of the Company stating its election and authorizing TDD to charge and to deduct from amount due Customer a total of $1,000 per month for each library code, after the first assigned to customer.

                              COMPANY CONFIDENTIAL

                                  EXHIBIT "D"
                          MTS CALL COMPLETION CRITERIA

A MTS call is completed if some type of direct communication or hardware or software answer detection has been established between the originating person and the terminating location. Collect and third number billed calls must be verified that the receiving party or third party agrees to accept the charges for the call. If automated technologies are used, the receiving party must positively acknowledge the acceptance of the call. In the case of person-to-person calls, the operator must verify that the receiving party is the person whom the originating party requested. For other direct dialed, automated calling card or operator assisted calls, the call shall be considered completed when the connection is verified by means of hardware or software detection as required by Federal, state and local regulatory authorities.

In those cases where the Customer cannot determine the exact time the terminating person has gone "off hook" (beginning of communication with the originating party), and Federal, state or local regulatory authorities do not require hardware or software answer detection, a call shall be considered to be connected if the originating and receiving parties hold the connection for more than thirty-six (36) seconds.

Calls for four hundred eighty (480) minutes (8 hours) or more are not considered valid, completed calls and will not be billed.

Calls to operators, customer announcements, busy signals or ringing shall not be considered completed calls and shall not be billed.

                              COMPANY CONFIDENTIAL

                                  EXHIBIT "E"

                EXCHANGE MESSAGE INTERFACE (EMI) BILLING RECORD

The following Belicore EMI billing record formats will be processed by TDD for the LECs that are capable of billing and collecting for services using the following EMI billing record format:

RECORD ID

010101 Domestic Message Telephone Service (MTS) Charge
010132 Domestic Directory Assistance Charge
010201 North American Originated and Billable International Charge 425001 Miscellaneous Recurring and Non-Recurring Service Charge
202203 Pack Header Record
202204 Pack Trailer Record

                              COMPANY CONFIDENTIAL

                                   EXHIBIT "F"

                  TDD PROCEDURES FOR END USER CUSTOMER SERVICE
                      INQUIRIES, INVESTIGATIONS AND REBATES

                                  PAGE 1 of 2

I. For those LECs whose billing and collection agreements provide for TDD to provide End User investigation and rebate, TDD's toll-free "800" number will appear on the End User's LEC telephone bill to be used for resolution of any issues associated with the End User's bill.

      At the time of the initial call from an End User, TDD's customer service representative will request the End User's bill number in order to access TDD's portion of the End Users bill. Once the account has been accessed, the End User will be identified. If the End User is disputing any of the following:

            (a) Denying All Knowledge (DAK);
            (b) Calls Not Connecting (CNC);
            (c) Rates; or
            (d) Fraudulent calls,

      then an automated internal credit form will be prepared which contains the following information:

            (a) Bill name, number and address;
            (b) Reason and dollar amount in dispute; and
            (c) Copy of the EMI Billing Records being disputed.

II. This information will be forwarded to TDD's Investigations Department. All inquiries over Fifty dollars ($50.00) will be investigated. Basic investigation procedure shall be to investigate all End Users' bills where the End User denies all knowledge (DAKS) of any and/or all records billed to them through TDD. Upon receipt of the internal credit form and the printout of the End Users' records, the following procedures shall be followed:

      (A) Notify the LEC that an End User has denied all knowledge of the telecommunication services being billed through TDD and that an investigation will be conducted to determine the validity of such claim. The following information will be given:

            (1) End User's full name and address,
            (2) Telephone number,
            (3) Statement date; and
            (4) Amount in dispute

      (B) Maintain details of all conversations when investigating the calls (i.e., person's name, complete telephone number, date and time of each call).

      (C) Maintain contact with the End User and the LEC concerning the results of investigation.

                              COMPANY CONFIDENTIAL

                                  EXHIBIT "F"

                  TDD PROCEDURES FOR END USER CUSTOMER SERVICE
                     INQUIRIES, INVESTIGATIONS AND REBATES

                                  PAGE 2 of 2

      (D) Notify Customer daily of all DAKs that exceed seventy-five dollars ($75.00). Notification will include the origination number.

III. Verify with the LEC if the End Users credit card has been canceled, and when. Any records billed after the credit card cancellation date shall be refunded 100% to the End User. Access numbers on computer to determine if other calls have been billed to the End User. Call sufficient telephone numbers listed to determine if the receiving parties know the End User who is disputing the calls.

IV. The next step will be to call the LEC to inform them that the bill was fraudulent or resolved, and that TDD will let the End User know how TDD will proceed. A log of all calls and rate adjustments will be kept for end-of-month reports. A confirmation letter will be mailed to the End User, and the LEC will be advised of the approval or denial of credit.

V.    Investigation process will be complete at this time.

VI. The following items procedures will be followed for a End User who receives a refund check

      (A) Verify that no duplicate check has been issued previously to the same End User.

      (B) Issue a refund check for the amount approved by the investigation department.

      (C) Prepare a letter of explanation to accompany the check being mailed to the End User.

VII. The following procedures will be utilized for credit issued through Bell Operating Companies (BOCs):

      (A) IC/EC memorandum will be issued for the amount approved by the investigation department or an electronic EMI credit record will be prepared.

      (B) IC/EC memorandum will be mailed to the End User's Local Exchange Carrier for credit towards End User's account or EMI credit record will be submitted with the next billing submission.

      The above procedures for refund checks, electronic EMI credit records and IC/EC memorandums usually take a total of five (5) Business Days.

                              COMPANY CONFIDENTIAL

                                  EXHIBIT "G"
                              TDD BAD DEBT FACTOR

                                  Page 1 of 1

           LEC NUMBER           COMPANY NAME            BAD DEBT RATE

           BELL OPERATING COMPANIES:
              9206              NEW JERSEY BELL            0.0319
              9208              BELL OF PENNSYLVANIA       0.0270
              9210              DIAMOND STATE              0.0132
              9911              C&P OF WASHINGTON D.C.     0.0172
              9212              C&P OF MARYLAND            0.0139
              9213              C&P OF VIRGINIA            0.0111
              9214              C&P OF WEST VIRGINIA       0.0227
              9321              OHIO BELL                  0.0300
              9323              MICHIGAN BELL              0.0300
              9325              INDIANA BELL               0.0300
              9327              WISCONSIN BELL             0.0300
              9329              ILLINOIS BELL              0.0300
              9348              CINCINNATI BELL            0.0000
              9417              SOUTHERN BELL              0.0176
              9419              SOUTH CENTRAL BELL         0.0176
              9533              SOUTHWESTERN BELL          0.0382
              9740              PACIFIC BELL               0.0300
              3000              GTE SOUTH                  0.0457
              4001              GTE NORTH                  0.0300
              4600              GTE CENTRAL                0.0300
              5800              UNITED FLORIDA             0.0000
              6000              CAROLINA AT&T              0.0000
              8700              GTE - CONTEL               0.0000

                              COMPANY CONFIDENTIAL